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                                                                   EXHIBIT 10.16

                            IXC COMMUNICATIONS, INC.
                               SPECIAL STOCK PLAN


         1. PURPOSE. The purpose of the IXC Communications, Inc. Special
Stock Plan ("Plan") is to promote the interests of IXC Communications, Inc. ("Company") and its stockholders by enabling it to offer grants of stock to induce certain individuals to enter into employment agreements with the Company and/or to subsidiaries and, accordingly, to strengthen the mutuality of interests between those persons and the Company's stockholders by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below.

                  (a) "Board" means the Board of Directors of IXC
         Communications, Inc.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision.

                  (c) "Committee" means the administrative Committee of this Plan that is provided in Section 3 below.

                  (d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

                  (e) "Company" means IXC Communications, Inc., a Delaware corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Parent and Subsidiaries.

                  (f) "Disabled" means permanent and total disability, as defined in Code Section 22(e)(3).

                  (g) "Exchange Act" means the Securities Exchange Act of 1934.

                  (h) "Fair Market Value" of Common Stock shall be determined in accordance with the following rules.

                           (i) If the Common Stock is admitted to trading or
                  listed on a national securities exchange, the Fair Market Value for any day shall be the last reported sale price regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed.
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                           (ii) If not listed or admitted to trading on any
                  national securities exchange, the Fair Market Value for any day shall be the last sale price on that day of the Common Stock reported on the Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq National Market") or, if no such reported sale takes place on that day, the average of the closing bid and ask prices on that day.

                           (iii) If not included in the Nasdaq National Market,
                  the Fair Market Value for any day shall be the average of the closing bid and ask prices of the Common Stock on that day reported by the Nasdaq Stock Market, or any comparable system on that day.

                           (iv) If the Common Stock is not included in the
                  Nasdaq Stock Market or any comparable system, the Fair Market Value for any day shall be the closing bid and ask prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

                  (i) "Insider" means a person who is subject to Section 16 of the Exchange Act.

                  (j) "Non-Qualified Stock Option" or "Option" means any option to purchase Common Stock.

                  (k) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of Code Section 424(e).

                  (l) "Participant" means a person who was been granted an Option or Restricted Stock.

                  (m) "Plan" means this IXC Communications, Inc. Special Stock Plan, as it may be amended from time to time.

                  (n) "Restricted Stock" means shares of Common Stock issued under Section 9 below that are subject to restrictions upon assignment or alienation prior to vesting.

                  (o) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee, director, or independent contractor (whichever is relevant), whether by reason of death, disability, or any other reason. However, a Participant will not be considered to

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         have incurred a Severance because of a transfer of employment between the Company and a Subsidiary or Parent (or vice versa).

                  (p) "Subsidiary" means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

         3.      ADMINISTRATION.

                  (a) This Plan shall be administered by a Committee appointed by the Board. The Board may remove members from, or add members to, the Committee at any time. To the extent possible and advisable, the Committee shall be composed of individuals that satisfy Rule 16b-3 under the Exchange Act and Code Section 162(m). Notwithstanding anything herein to the contrary, any action which may be taken by the Committee may also be taken by the Board.

                  (b) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by:

                           (i) A majority of the members present at any meeting
                  conducted in accordance with the Company's bylaws; or

                           (ii) The unanimous consent of all of the members in
                  writing without a meeting.

                  (c) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

                  (d) Subject to the limitations of Sections 10 and 14 below, the Committee is expressly authorized to make such modifications to this Plan and to the grants of Options and Restricted Stock hereunder as may be necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

                  (e) The Committee may delegate its responsibilities to others under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options or Restricted Stock to Insiders.

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         4. DURATION OF PLAN.

                  (a) This Plan shall be effective as of July 7, 1996.

                  (b) This Plan shall terminate on July 6, 2006, except with respect to Options and Restricted Stock then outstanding.

         5. NUMBER OF SHARES.

                  (a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 67,900. This aggregate number may be adjusted from time to time as set forth in Section 13 below. The maximum number of shares that may be issued to a single Participant is sixty seven thousand nine hundred (67,900).

                  (b) Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, the shares of Common Stock remaining unissued under the Option shall again become available for use under the Plan.

                  (c) Upon the forfeiture of shares of Restricted Stock, the forfeited shares of Common Stock shall again become available for use under the Plan.

                  (d) The payment of part or all of the exercise price of an Option in the form of surrendering Common Stock owned by the Participant shall not be considered to reduce the number of shares issuable upon the exercise of the Option for purposes of determining the maximum number of shares that may be issued under the Plan.

         6. ELIGIBILITY.

                  (a) Persons eligible for Options and/or Restricted Stock under this Plan shall consist of employees, directors, and other persons providing services to the Company.

                  (b) In the event that the Company acquires another entity, the Committee may authorize the issuance of Options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Committee shall determine.

         7. FORM OF OPTIONS.

                  (a) Options shall be granted under this Plan on such terms and in such form as the Committee may approve, which shall not be inconsistent with the

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         provisions of this Plan. However, in the event a grant of an Option by the Committee would not be exempt under Section 16b-3 of the Exchange Act, the Board may grant such Option under this Plan on such terms and in such form as the Board may approve, which shall not be otherwise inconsistent with the provisions of this Plan.

                  (b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option.

         8. EXERCISE OF OPTIONS.

                  (a) An Option shall be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option.

                  (b) Options shall only be exercisable for whole numbers of shares.

                  (c) Options are exercised by payment of the full amount of the purchase price to the Company.

                           (i) The payment shall be in the form of cash or such
                  other forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Participant or by withholding shares that would otherwise be issued upon the exercise of the Option.

                           (ii) If the payment is made by means of the surrender
                  of Restricted Stock, a number of shares issued upon the exercise of the Option equal to the number of shares of Restricted Stock surrendered shall be subject to the same restrictions as the Restricted Stock that was surrendered.

                           (iii) After giving due considerations of the
                  consequences under Rule 16b-3 under the Exchange Act and under the Code, the Committee may authorize the exercise of Options by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of the Option.

         9. RESTRICTED STOCK.

                  (a) The Committee may issue grants of Restricted Stock upon such terms and conditions as it may deem appropriate, which need not be the same for each such grant.

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                  (b) Restricted Stock may not be sold to Participants for less than Fair Market Value.

                  (c) A Participant shall not have a vested right to the shares subject to the grant of Restricted Stock until satisfaction of the vesting requirements specified in the grant. The Participant may not assign or alienate the Participant's interest in the shares of Restricted Stock prior to vesting.

                  (d) The following rules apply with respect to events that occur prior to the date on which the Participant obtains a vested right to the Restricted Stock.

                           (i) Stock dividends, shares resulting from stock
                  splits, etc. that are issued with respect to the shares covered by a grant of Restricted Stock shall be treated as additional shares received under the grant of Restricted Stock.

                           (ii) Cash dividends issued with respect to the
                  Restricted Stock constitute taxable compensation to the Participant that is deductible by the Company.

         10. MODIFICATION OF GRANTS.

                  (a) The Committee may modify an existing Option, including the right to:

                           (i) Accelerate the right to exercise it;

                           (ii) Extend or renew it; or

                           (iii) Cancel it and issue a new Option.

         However, no modification may be made to an Option that would impair the rights of the Participant holding the Option without the Participant's consent. Similar modifications can be made to grants of Restricted Stock.

                  (b) Whether a modification of an existing grant of Restricted Stock or of an Option granted to an Insider will be treated as a new grant will be determined in accordance with Rule 16b-3 under the Exchange Act.

         11. TERMINATION OF OPTIONS.

                  (a) Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates.

                           (i) The date which is ten (10) years from the date on
                  which the Option is granted.

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                           (ii) The date which is one (1) year from the date of
                  the Severance of the Participant to whom the Option was granted, if the Participant was Disabled at the time of Severance.

                           (iii) The date which is one (1) year from the date of
                  the Severance of the Participant to whom the Option was granted, if the Participant's death occurs:

                                    (A) While the Participant is employed by the
                           Company; or

                                    (B) Within three (3) months following the
                           Participant's Severance.

                           (iv) In the case of any Severance other than one
                  described in Subparagraphs (ii) or (iii) above, the date that is three (3) months from the date of the Participant's Severance.

         12. NON-TRANSFERABILITY OF GRANTS.

                  (a) No Option under this Plan shall be assignable or transferable except by will or the laws of descent and distribution.

                  (b) Grants of Restricted Stock shall be subject to such restrictions on transferability as may be imposed in such grants.

         13. ADJUSTMENTS

                  (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, recapitalization, combination, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

                           (i) The aggregate number of shares of Common Stock
                  that may be issued under this Plan;

                           (ii) The number of shares of Common Stock covered by
                  each outstanding Option or grant of Restricted Stock; and

                           (iii) The exercise price per share in respect of each
                  outstanding Option.

                  (b) The Committee may also make such adjustments in the event of a spin-off or other distribution of Company assets to stockholders, other than normal cash dividends.

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         14. AMENDMENT AND TERMINATION. The Board may at any time amend or terminate this Plan. However, no modification may be made to the Plan that would impair the rights of the Participant holding an Option or Restricted Stock without the Participant's consent.

         15. TAX WITHHOLDING.

                  (a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

                  (b) If Common Stock that was surrendered by the Participant is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

         16. NO ADDITIONAL RIGHTS.

                  (a) Neither the adoption of this Plan nor the granting (or exercise) of any Option or Restricted Stock shall:

                           (i) Affect or restrict in any way the power of the
                  Company to undertake any corporate action otherwise permitted under applicable law; or

                           (ii) Confer upon any Participant the right to
                  continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

                  (b) No Participant shall have any rights as a stockholder with respect to any shares covered by an Option granted to the Participant or subject to a grant of Restricted Stock until the date a certificate for such shares has been issued to the Participant.

         17. SECURITIES LAW RESTRICTIONS.

                  (a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws.

                  (b) The Committee may require certain investment (or other) representations and undertakings by the Participant (or other person exercising an Option or purchasing Restricted Stock by reason of the death of the Participant) in order to comply with applicable law.

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                  (c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

         18. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Board, as well as any other employee of the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against him or her by reason of the performance of the individual's duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

         19. GOVERNING LAW. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                            IXC COMMUNICATIONS, INC.,
                                            A DELAWARE CORPORATION


                                            BY: /s/ John J. Willingham
                                                --------------------------------


                                            ITS: Senior Vice President and
                                                 Chief Financial Officer


                                            DATE:  October 29, 1996



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